                                                                       EXHIBIT I

                             PRELIMINARY TERM SHEET

                             [CITI FINANCIAL LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-2
               $[754,078,000] OFFERED CERTIFICATES (APPROXIMATE)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & Servicer)
                CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                             Est.    Est. Prin.    Expected      Stated        Expected
             Approx.                                         WAL       Window       Final        Final         Ratings
Class   Size ($) (1)(2)          Type            Bmark      (yrs)      (mos)       Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AF-1      163,100,000     Floater - Senior       [1mL]      1.00       1 - 27      Sept 2005    May 2033       AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-2       55,710,000     Fixed - Senior       [SWAPS]      3.00      27 - 52      Oct 2007     May 2033       AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-3       16,656,000     Fixed - Senior       [SWAPS]      5.00      52 - 71      May 2009     May 2033       AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-4       21,111,000     Fixed - Senior       [SWAPS]      7.26      71 - 91      Jan 2011     May 2033       AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-5       34,096,000     Fixed - Senior NAS   [SWAPS]      6.38      40 - 91      Jan 2011     May 2033       AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MF-1       18,753,000     Fixed - Mezz         [SWAPS]      5.36      38 - 91      Jan 2011     May 2033        AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MF-2       17,048,000     Fixed - Mezz         [SWAPS]      5.35      37 - 91      Jan 2011     May 2033         A / A2
--------------------------------------------------------------------------------------------------------------------------
MF-3       14,491,000     Fixed - Mezz         [SWAPS]      5.34      37 - 91      Jan 2011     May 2033       BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

                                   TO MATURITY

                                                             Est.    Est. Prin.    Expected      Stated        Expected
             Approx.                                         WAL       Window       Final        Final         Ratings
Class   Size ($) (1)(2)          Type            Bmark      (yrs)      (mos)       Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AF-1      163,100,000     Floater - Senior       [1mL]       1.00      1 - 27      Sept 2005    May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-2       55,710,000     Fixed - Senior       [SWAPS]       3.00     27 - 52      Oct 2007     May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-3       16,656,000     Fixed - Senior       [SWAPS]       5.00     52 - 71      May 2009     May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-4       21,111,000     Fixed - Senior       [SWAPS]      10.70     71 - 218     Aug 2021     May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-5       34,096,000     Fixed - Senior NAS   [SWAPS]       6.81     40 - 216     Jun 2021     May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MF-1       18,753,000     Fixed - Mezz         [SWAPS]       6.11     38 - 180     Jun 2018     May 2033      AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MF-2       17,048,000     Fixed - Mezz         [SWAPS]       6.04     37 - 166     Apr 2017     May 2033      A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MF-3       14,491,000     Fixed - Mezz         [SWAPS]       5.87     37 - 146     Aug 2015     May 2033      BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

                                  PRICING SPEED

-------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMs               27% CPR
-------------------------------------

(1)   Certificate sizes are subject to a variance of +/- 5%

(2)   Certificate sizes are subject to final rating agency approval

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                              Est.   Est. Prin.    Expected      Stated        Expected
             Approx.                                          WAL      Window       Final        Final         Ratings
Class   Size ($) (1)(2)          Type            Bmark       (yrs)     (mos)       Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AV-1      210,600,000     Floater - Senior       1mL         0.62      1 - 16    Oct 2004     May 2033         AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AV-2      252,805,000     Floater - Senior       1mL         3.60     16 - 91    Jan 2011     May 2033         AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MV-1       37,801,000     Floater - Mezz         1mL         5.01     41 - 91    Jan 2011     May 2033          AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MV-2       30,800,000     Floater - Mezz         1mL         4.91     39 - 91    Jan 2011     May 2033          A / A2
--------------------------------------------------------------------------------------------------------------------------
MV-3       28,001,000     Floater - Mezz         1mL         4.87     37 - 91    Jan 2011     May 2033        BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

                                   TO MATURITY

                                                             Est.    Est. Prin.    Expected      Stated        Expected
             Approx.                                         WAL       Window       Final        Final         Ratings
Class   Size ($) (1)(2)          Type            Bmark      (yrs)      (mos)       Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AV-1      210,600,000     Floater - Senior       1mL         0.62      1 - 16       Oct 2004    May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AV-2      252,805,000     Floater - Senior       1mL         3.90     16 - 191      May 2019    May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MV-1       37,801,000     Floater - Mezz         1mL         5.43     41 - 161      Nov 2016    May 2033       AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MV-2       30,800,000     Floater - Mezz         1mL         5.29     39 - 147     Spet 2015    May 2033       A / A2
--------------------------------------------------------------------------------------------------------------------------
MV-3       28,001,000     Floater - Mezz         1mL         5.10     37 - 128      Feb 2014    May 2033      BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

                                  PRICING SPEED

-------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMs               27% CPR
-------------------------------------

(1)   Certificate sizes are subject to a variance of +/- 5%

(2)   Certificate sizes are subject to final rating agency approval

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                          CitiFinancial Mortgage Securities Inc.
                                      REMIC Pass-Through Certificates, Series
                                      2003-2

Certificates Offered:                 $[290,673,000] Group I Senior Certificates
                                      $[463,405,000] Group II Senior
                                      Certificates (each subject to a variance of 5%)

Issuer:                               CitiFinancial Mortgage Securities Inc.

Originator and Servicer:              CitiFinancial Mortgage Company, Inc.

Servicer Fee:                         0.50% per annum

Trustee:                              U.S. Bank National Association

Administrative Fee:                   0.02% per annum

Note Custodian:                       Wachovia Bank, N.A.

Group I Certificates:                 Class AF-1, Class AF-2, Class AF-3, Class
                                      AF-4, and Class AF-5, Class MF-1,
                                      Class MF-2, and Class MF-3 Certificates

Group II Certificates:                Class AV-1, Class AV-2, Class MV-1, Class
                                      MV-2, and Class MV-3 Certificates

Group I Senior Certificates:          Class AF-1, Class AF-2, Class AF-3, Class
                                      AF-4, and Class AF-5 Certificates

Group I Subordinate Certificates:     Class MF-1, Class MF-2, and Class MF-3
                                      Certificates

Group II Senior Certificates:         Class AV-1 and Class AV-2 Certificates

Group II Subordinate Certificates:    Class MV-1, Class MV-2, and Class MV-3
                                      Certificates

The Offered Certificates:             Class AF-1, Class AF-2, Class AF-3, Class
                                      AF-4, Class AF-5, Class AV-1, and Class
                                      AV-2 Certificates

The Non-Offered Certificates:         Class MF-1, Class MF-2, Class MF-3, Class
                                      MV-1, Class MV-2, and Class MV-3
                                      Certificates

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:                  The Offered Certificates are expected to
                                      receive ratings of AAA/Aaa from Standard &
                                      Poor's Ratings Service, a division of The
                                      McGraw-Hill Companies, Inc. ("S&P") and
                                      Moody's Investors Service, Inc.
                                      ("Moody's").

Underwriters:                         Citigroup Global Markets Inc. (lead
                                      manager) Lehman Brothers Inc. (co-manager)
                                      Banc One Capital Markets, Inc.
                                      (co-manager)

Pricing Date:                         June [11], 2003

Settlement Date:                      June [26], 2003

Record Date:                          For the Group I Certificates, with the
                                      exception of Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Class AF-1 Certificates and the Group II Certificates, the business day immediately preceding the
                                      Distribution Date

Distribution Date:                    25th of each month, or the next succeeding
                                      Business Day (First Payment Date: July 25,
                                      2003)

Cut-Off Date:                         June 1, 2003

Statistical Calculation Date:         May 19, 2003

Delay Days:                           24 days on the Group I Certificates (with
                                      the exception of the Class AF-1
                                      Certificates); 0 days on the Class AF-1
                                      Certificates and the Group II Certificates

Day Count:                            30/360 on Group I Certificates (with the
                                      exception of the Class AF-1 Certificates);
                                      Actual /360 on the Class AF-1 Certificates and the Group II Certificates

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Accrued Interest:                     With the exception of the Class AF-1
                                      Certificates, the Group I Certificates
                                      settle with accrued interest from June 1, 2003; The Class AF-1 Certificates and the
                                      Group II Certificates settle flat (no
                                      accrued interest).

Interest Accrual Period:              With respect to the Group I Certificates
                                      (with the exception of the Class AF-1
                                      Certificates), interest accrues during the month preceding the current Distribution
                                      Date.

                                      With respect to the Class AF-1
                                      Certificates and the Group II Certificates
                                      , interest accrues from the previous
                                      Distribution Date (or in the case of the first Distribution Date, from the Closing
                                      Date) to the day prior to the current
                                      Distribution Date.

Clearing:                             DTC, Euroclear or Clearstream

SMMEA Eligibility:                    The Class Offered Certificates are
                                      expected to be SMMEA eligible.

ERISA Eligibility:                    The Offered Certificates are expected to
                                      be ERISA eligible.

Tax Status:                           One or more REMICs for Federal income tax
                                      purposes

Company Profile:                      CitiFinancial Mortgage Company, Inc.
                                      ("CFMC" or the "Company") is a subsidiary of CitiFinancial Credit Company
                                      ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA-by Fitch,
                                      Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit
                                      Corporation, a consumer finance company
                                      that was founded in 1912. CFMC,
                                      headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with Associates First
                                      Capital Corporation and merged its
                                      mortgage operations with the CitiFinancial real estate lending operations to form
                                      CFMC.

                                      CFMC currently has over 2,600 employees.
                                      The Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $500 million per month. The Company operates a centralized Servicing Department out of four locations, three in Texas and one in Arizona. The Servicing Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately 329,000 loans. CFMC's servicing is rated RPS3+ by Fitch Ratings.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates Interest  The monthly Pass-Through Rates of the
Rates:                                Group I Senior Certificates will be as
                                      follows:
                                           Class AF-1: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                    (ii) The Group I Net WAC Cap
                                           Class AF-2      [TBD]%
                                           Class AF-3      [TBD] %
                                           Class AF-4      [TBD] %
                                           Class AF-5      [TBD] %

                                      For any Distribution Date, the
                                      Pass-Through Rate for the Class AF-1
                                      Certificates is limited to the Group I Net
                                      WAC Cap. The Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates      The monthly Pass-Through Rates on the
Interest Rates:                       Group I Subordinate Certificates will be
                                      as follows:

                                           Class MF-1    [TBD] %
                                           Class MF-2    [TBD] %
                                           Class MF-3    [TBD] %

Group II Senior Certificates          The monthly Pass-Through Rate of the Group
Interest Rate:                        II Senior Certificates will be as follows:
                                        Class AV-1: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap
                                        Class AV-2: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap

                                      For any Distribution Date, the
                                      Pass-Through Rate for the Group II Senior
                                      Certificates is limited to the Group II
                                      Net WAC Cap. The Group II Senior
                                      Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group II Subordinate Interest         The monthly Pass-Through Rates on the
Rates:                                Group II Subordinate Certificates will be
                                      as follows:
                                        Class MV-1: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap
                                        Class MV-2: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap
                                        Class MV-3: The lesser of:
                                                    (i) 1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap

                                      For any Distribution Date, the
                                      Pass-Through Rates for the Group II
                                      Subordinate Certificates are limited to
                                      the Group II Net WAC Cap. The Group II
                                      Subordinate Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

                          PRELIMINARY SUMMARY OF TERMS

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

Excess Interest:              The initial weighted average net coupon of
                              the Mortgage Loans will be greater than
                              the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                              Group I -Fixed

                              Initial Gross WAC(2):             [8.04]%
                                 Less Fees and Expenses:(1)     (0.52)%
                                 Initial Certificate Coupon
                                 (approx) (2):                 [(2.59)]%
                                                              --------
                              Approximate Initial Excess
                                 Interest(2):                   [4.93]%

                              Group II - ARMs

                              Initial Gross WAC(2):             [8.23]%
                                 Less Fees and Expenses:(1)     (0.52)%
                                 Initial Certificate Coupon
                                 (approx)(2):                  [(1.74)]%
                                                              -------
                              Approximate Initial Excess
                                 Interest(2):                   [5.97]%

                              (1) Includes Servicer Fee Rate and
                                  Administrative Fee Rate

                              (2) This amount will vary on each
                                  distribution date based on changes to:

                                 (i) Interest rates on the mortgage
                                     loans, and/or
                                 (ii) The Certificate Pass-Through Rate

Delinquency Advances:         The Servicer will advance delinquent
                              interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution
                              Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:           The Servicer will pay all out-of-pocket
                              costs related to its obligations,
                              including, but not limited to: (a)
                              expenses in connection with a foreclosed
                              Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The
                              Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:        The Servicer will be required to remit any
                              interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related
                              Distribution Date, subject to a maximum of 50% of the Servicer Fee.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution     On any Distribution Date, the lesser of
Amount:                            (i) the outstanding principal balance of
                                   the Group I Certificates and (ii) the
                                   aggregate principal collections on the
                                   Group I Mortgage Loans minus any Group I
                                   Subordination Decrease Amount plus any
                                   Group I Subordination Increase Amount.

Group I Senior Principal           Prior to the Group I Stepdown Date or
Distribution Amount:               while a Group I Trigger Event is in
                                   effect, the Group I Senior Principal
                                   Distribution Amount will equal 100% of the Group I Principal Distribution Amount.

                                   On or after the Group I Stepdown Date,
                                   assuming the Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of (i) the Group I Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of
                                   (a) approximately [64.00%] times the
                                   outstanding principal balance of the Group
                                   I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                   The remaining principal amount, if any,
                                   will be allocated to the Group I
                                   Subordinate Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal               On any Distribution Date, the Class AF-5
Distribution Amount:               Principal Distribution Amount is equal to
                                   the Class AF-5 Lockout Percentage
                                   multiplied by the Class AF-5 Pro-Rata
                                   Allocation Percentage of the Group I
                                   Senior Principal Distribution Amount. The
                                   Class AF-5 Pro-Rata Allocation Percentage
                                   (the "Class AF-5 Pro-Rata Allocation
                                   Percentage") is equal to the outstanding principal balance of the Class AF-5
                                   Certificates divided by the aggregate
                                   outstanding principal balance of the Class
                                   AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates.

                                   The Class AF-5 Lockout Percentage is equal to the following:

                        Class AF-5 Lockout
Distribution Dates          Percentage
------------------          ----------
     1 - 36                      0%
    37 - 60                     45%
    61 - 72                     80%
    73 - 84                    100%
85 and therafter               300%

Group I Net WAC Cap                The Certificate Interest Rate of the Class
                                   AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula
                                   RATE") and (ii) the Group I Net WAC Cap.
                                   As to any Distribution Date and the Class
                                   AF-1 Certificates, the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I Mortgage Loans less the Servicer
                                   Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap                As to any Distribution Date and the Class
Carryover:                         AF-1 Certificates, the sum of (a) the
                                   excess, if any, of the amount payable
                                   under the related Formula Rate over the
                                   amount payable due to the Group I Net WAC
                                   Cap for such Class and such Distribution
                                   Date, (b) any Group I Net WAC Carryover
                                   remaining unpaid from prior Distribution
                                   Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal              (i) Prior to the Group I Stepdown Date and
Distribution Amount:              on any Distribution Date on which a Group
                                  I Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal
                                  Distribution Amount if the Group I Senior
                                  Certificates have been reduced to zero;
                                  (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger
                                  Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior
                                  Certificates after distribution of the
                                  Group I Senior Principal Distribution
                                  Amount on the related Distribution Date
                                  and (b) the outstanding principal balance of the Class MF-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately
                                  [75.00%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-2 Principal              (i) Prior to the Group I Stepdown Date and
Distribution Amount:              on any Distribution Date on which a Group
                                  I Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                  Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior and Class MF-1
                                  Certificates have been reduced to zero;
                                  (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger
                                  Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1 Certificates after distribution of the Group I Senior and Class MF-1 Principal Distribution Amounts, respectively, on the related Distribution
                                  Date and (b) the outstanding principal
                                  balance of the Class MF-2 Certificates
                                  immediately prior to the related
                                  Distribution Date over (ii) the lesser of
                                  (a) approximately [85.00%] times the
                                  outstanding principal balance of the Group
                                  I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                  Loans as of the last day of the related
                                  Due Period minus the Group I OC Floor.

Class MF-3 Principal              (i) Prior to the Group I Stepdown Date and
Distribution Amount:              on any Distribution Date on which a Group
                                  I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class
                                  MF-2 Certificates remain outstanding; 100% of the Group I Principal Distribution
                                  Amount if the Group I Senior, Class MF-1 and Class MF-2 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class MF-2 Certificates after distribution of the Group I Senior, Class
                                  MF-1 and Class MF-2 Principal Distribution
                                  Amounts, respectively, on the related
                                  Distribution Date and (b) the outstanding principal balance of the Class MF-3
                                  Certificates immediately prior to the
                                  related Distribution Date over (ii) the
                                  lesser of (a) approximately [93.50%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                  I Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                  Floor.

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal                 On any Distribution Date, the lesser of
Distribution Amount:               (i) the outstanding principal balance of
                                   the Group II Certificates and (ii) the
                                   aggregate principal collections on the
                                   Group II Mortgage Loans minus any Group II
                                   Subordination Decrease Amount plus any
                                   Group II Subordination Increase Amount.

Group II Senior Principal          Prior to the Group II Stepdown Date or
Distribution Amount:               while a Group II Trigger Event is in
                                   effect, the Group II Senior Principal
                                   Distribution Amount will equal 100% of the Group II Principal Distribution Amount.

                                   On or after the Group II Stepdown Date;
                                   assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of (i) the Group II Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II Senior Certificates over the lesser of
                                   (a) approximately [59.00%] times the
                                   outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period and (b) the
                                   outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period minus the Group II
                                   OC Floor.

                                   The remaining principal amount, if any,
                                   will be allocated to the Group II
                                   Subordinate Certificates to maintain their respective Group II Stepdown Percentages.

                          PRELIMINARY SUMMARY OF TERMS

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

Class MV-1 Principal               (i) Prior to the Group II Stepdown Date
Distribution Amount:               and on any Distribution Date on which a
                                   Group II Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II
                                   Principal Distribution Amount if the Group
                                   II Senior Certificates have been reduced to zero; (ii) on or after the Group II
                                   Stepdown Date and to the extent the Group
                                   II Trigger Event is not in effect, the
                                   excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                   II Senior Certificates after distribution of the Group II Senior Principal
                                   Distribution Amount on the related
                                   Distribution Date and (b) the outstanding principal balance of the Class MV-1
                                   Certificates immediately prior to the
                                   related Distribution Date over (ii) the
                                   lesser of (a) approximately [72.50%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period minus the Group II
                                   OC Floor.

Class MV-2 Principal               (i) Prior to the Group II Stepdown Date
Distribution Amount:               and on any Distribution Date on which a
                                   Group II Trigger Event is in effect, zero if any of the Group II Senior or Class
                                   MV-1 Certificates remain outstanding; 100% of the Group II Principal Distribution
                                   Amount if the Group II Senior and Class
                                   MV-1 Certificates have been reduced to
                                   zero; (ii) on or after the Group II
                                   Stepdown Date and to the extent the Group
                                   II Trigger Event is not in effect, the
                                   excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                   II Senior and Class MV-1 Certificates
                                   after distribution of the Group II Senior and Class MV-1 Principal Distribution
                                   Amounts, respectively, on the related
                                   Distribution Date and (b) the outstanding principal balance of the Class MV-2
                                   Certificates immediately prior to the
                                   related Distribution Date over (ii) the
                                   lesser of (a) approximately [83.50%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period minus the Group II
                                   OC Floor.

Class MV-3 Principal               (i) Prior to the Group II Stepdown Date
Distribution Amount:               and on any Distribution Date on which a
                                   Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class MV-2 Certificates remain outstanding; 100% of the Group II
                                   Principal Distribution Amount if the Group
                                   II Senior, Class MV-1 and Class MV-2
                                   Certificates have been reduced to zero;
                                   (ii) on or after the Group II Stepdown
                                   Date and to the extent the Group II
                                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                   II Senior, Class MV-1 and Class MV-2
                                   Certificates after distribution of the
                                   Group II Senior, Class MV-1 and Class MV-2
                                   Principal Distribution Amounts,
                                   respectively, on the related Distribution
                                   Date and (b) the outstanding principal
                                   balance of the Class MV-3 Certificates
                                   immediately prior to the related
                                   Distribution Date over (ii) the lesser of
                                   (a) approximately [93.50%] times the
                                   outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period and (b) the
                                   outstanding principal balance of the Group
                                   II Mortgage Loans as of the last day of
                                   the related Due Period minus the Group II
                                   OC Floor.

                          PRELIMINARY SUMMARY OF TERMS

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

Group II Net WAC Cap:              The Certificate Interest Rates of the
                                   Group II Senior Certificates and the Group
                                   II Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin
                                   (the "Formula Rate") and (ii) the Group II
                                   Net WAC Cap. As to any Distribution Date and the Group II Senior Certificates and the Group II Subordinate Certificates, the
                                   Group II Net WAC Cap is equal to the
                                   product of (i) the weighted average
                                   interest rate of the Group II Mortgage
                                   Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap               As to any Distribution Date and the Group
Carryover:                         II Senior Certificates and the Group II
                                   Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC
                                   Cap for the related class and Distribution
                                   Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution
                                   Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover          As to any Class of Subordinate
Shortfall:                         Certificates and any Distribution Date,
                                   the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that
                                   Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover
                                   Shortfall to such Class of Subordinate
                                   Certificates on prior Distribution Dates.

Class Interest Carryover           As to any class of Certificates and any
Shortfall:                         Distribution Date, an amount equal to the
                                   sum of (1) the excess of the amount of
                                   interest accrued for the preceding
                                   Distribution Date and any outstanding
                                   Class Interest Carryover Shortfall with
                                   respect to that class on the preceding
                                   Distribution Dates, over the amount in
                                   respect of interest that is actually
                                   distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related Certificate Interest Rate.

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions:                     Except as described in C.11 and D.11
                                   below, collections on the Group I Mortgage
                                   Loans will only be available to make
                                   distributions on the Group I Certificates and collections on the Group II Mortgage
                                   Loans will only be available to make
                                   distributions on the Group II
                                   Certificates.

                                   Funds available for distribution, after
                                   reimbursements to the Servicer as
                                   permitted under the Pooling and Servicing
                                   Agreement will be made as follows:

                                   A. Funds received with respect to Group I will be applied as follows:

                                   1.  To the Trustee, the Administrative Fee
                                       for the related Group and Distribution
                                       Date;

                                   2.  To the Group I Senior Certificates,
                                       pro-rata, to pay accrued interest and
                                       any Class Interest Carryover
                                       Shortfalls for such Distribution Date;

                                   3.  The remaining amounts pursuant to
                                       clause C below.

                                   B. Funds received with respect to Group II will be applied as follows:

                                   1.  To the Trustee, the Administrative Fee
                                       for the related Group and Distribution
                                       Date;

                                   2.  To the Group II Senior Certificates,
                                       pro-rata, to pay accrued interest and
                                       Class Interest Carryover Shortfalls
                                       for such Distribution Date;

                                   3.  The remaining amounts pursuant to
                                       clause D below.

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):         C. The remaining amounts not applied
                                   pursuant to A. above will be applied as
                                   follows:

                                     1)  Sequentially, to the Class MF-1, Class
                                         MF-2, and Class MF-3 Certificates, in
                                         that order, accrued interest for the
                                         applicable Distribution Date.

                                     2)  To the Group I Senior Certificates,
                                         the Group I Senior Principal
                                         Distribution Amount in the following
                                         order of priority:

                                           (a)  to the Class AF-5 Certificates,
                                                an amount equal to the Class
                                                AF-5 Principal Distribution
                                                Amount; and

                                           (b)  sequentially, to the Class AF-1,
                                                Class AF-2, Class AF-3, Class
                                                AF-4, and Class AF-5
                                                Certificates, in that order,
                                                until the respective Class
                                                Principal Balances of such
                                                Certificates have been reduced
                                                to zero.

                                     3)  To the Class MF-1 Certificates, the
                                         Class MF-1 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     4)  To the Class MF-2 Certificates, the
                                         Class MF-2 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     5)  To the Class MF-3 Certificates, the
                                         Class MF-3 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     6)  To the Class MF-1 Certificates, (i)
                                         any Class Interest Carryover Shortfall
                                         and then(ii) any Class Principal
                                         Carryover Shortfall.

                                     7)  To the Class MF-2 Certificates, (i)
                                         any Class Interest Carryover Shortfall
                                         and then (ii) any Class Principal
                                         Carryover Shortfall.

                                     8)  To the Class MF-3 Certificates, (i)
                                         any Class Interest Carryover Shortfall
                                         and then (ii) any Class Principal
                                         Carryover Shortfall.

                                     9)  To the Group I Senior Certificates,
                                         pro-rata, and then sequentially to the
                                         Class MF-1, Class MF-2, and Class MF-3
                                         Certificates, any Civil Relief Act
                                         shortfalls and prepayment interest
                                         shortfalls.

                                   10)   To the Class AF-1 Certificates, any
                                         Group I Net WAC Cap Carryover.

                                   11)   Once the Group I Required
                                         Overcollateralization Target Amount
                                         has been met, to the Group II
                                         Certificates, pursuant to clause D,
                                         until the Group II Required
                                         Overcollateralization Target Amount
                                         has been met.

                                   12)   To the holder of the residual
                                         interest, any remaining amount.

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):         D. The remaining amounts not applied
                                   pursuant to B. above will be applied as
                                   follows:

                                      1.  Sequentially, to the Class MV-1, Class
                                          MV-2, and Class MV-3 Certificates, in
                                          that order, accrued interest for the
                                          applicable Distribution Date.

                                      2.  To the Group II Senior Certificates,
                                          the Group II Senior Principal
                                          Distribution to the Class AV-1 and
                                          Class AV-2 Certificates, in that
                                          order, until the respective Class
                                          Principal Balances of such
                                          Certificates have been reduced to zero

                                      3.  To the Class MV-1 Certificates, the
                                          Class MV-1 Principal Distribution
                                          Amount for the applicable Distribution
                                          Date.

                                      4.  To the Class MV-2 Certificates, the
                                          Class MV-2 Principal Distribution
                                          Amount for the applicable Distribution
                                          Date.

                                      5.  To the Class MV-3 Certificates, the
                                          Class MV-3 Principal Distribution
                                          Amount for the applicable Distribution
                                          Date.

                                      6.  To the Class MV-1 Certificates, (i)
                                          any Class Interest Carryover Shortfall
                                          and then (ii) any Class Principal
                                          Carryover Shortfall.

                                      7.  To the Class MV-2 Certificates, (i)
                                          any Class Interest Carryover Shortfall
                                          and then (ii) any Class Principal
                                          Carryover Shortfall.

                                      8.  To the Class MV-3 Certificates, (i)
                                          any Class Interest Carryover Shortfall
                                          and then (ii) any Class Principal
                                          Carryover Shortfall.

                                      9.  To the Group II Senior Certificates,
                                          pro-rata, and then sequentially to the
                                          Class MV-1, Class MV-2, and Class MV-3
                                          Certificates, any Civil Relief Act
                                          shortfalls and prepayment interest
                                          shortfalls.

                                      10. To the Class AV-1, Class AV-2, Class
                                          MV-1, Class MV-2, and Class MV-3
                                          Certificates, in that order, any Group
                                          II Net WAC Cap Carryover.

                                      11. Once the Group II Required
                                          Overcollateralization Target Amount
                                          has been met, to the Group I
                                          Certificiates, pursuant to clause C,
                                          until the Group I Required
                                          Overcollateralization Target Amount
                                          has been met.

                                      12. To the holder of the residual
                                          interest, any remaining amount.

---------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:                   -   Excess Interest from each Group will
                                          be available to cover interest
                                          shortfalls and realized losses for
                                          both Groups and to help each Group
                                          reach its Required
                                          Overcollateralization Target Amount.

                                      -   There is no required up-front
                                          Overcollateralization Amount. The
                                          Required Overcollateralization Target
                                          Amount for Group I will build up to
                                          [3.25%] of the principal balance of
                                          the Group I Mortgage Loans as of the
                                          Cut-Off Date. The Required
                                          Overcollateralization Target Amount
                                          for Group II will build up to [3.25%]
                                          of the principal balance of the Group
                                          II Mortgage Loans as of the Cut-Off
                                          Date. The Required
                                          Overcollateralization Target Amount
                                          may step down over time.

                                      -   Subordination of the Mezzanine
                                          Certificates

Group I Credit Enhancement
Percentages:

   Original Percentages                  Stepdown Percentages
   --------------------                  --------------------
Class              Percent            Class              Percent
-----              -------            -----              -------
Class AF-1         [18.00]%           Class AF-1         [36.00]%
Class AF-2         [18.00]%           Class AF-2         [36.00]%
Class AF-3         [18.00]%           Class AF-3         [36.00]%
Class AF-4         [18.00]%           Class AF-4         [36.00]%
Class AF-5         [18.00]%           Class AF-5         [36.00]%
Class MF-1         [12.50]%           Class MF-1         [25.00]%
Class MF-2          [7.50]%           Class MF-2         [15.00]%
Class MF-3          [3.25]%           Class MF-3          [6.50]%

                                      On any Distribution Date, the Senior
                                      Enhancement Percentage for Group I will
                                      equal (i) the sum of (a) the principal
                                      balance of the Group I Subordinate
                                      Certificates and (b) the Group I
                                      Overcollateralization Amount, divided by
                                      (ii) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

Group II Credit Enhancement
Percentages:

   Original Percentages                  Stepdown Percentages
   --------------------                  --------------------
Class              Percent            Class              Percent
-----              -------            -----              -------
Class AV-1         [20.50]%           Class AV-1         [41.00]%
Class AV-2         [20.50]%           Class AV-2         [41.00]%
Class MV-1         [13.75]%           Class MV-1         [27.50]%
Class MV-2          [8.25]%           Class MV-2         [16.50]%
Class MV-3          [3.25]%           Class MV-3          [6.50]%

                                      On any Distribution Date, the Senior
                                      Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by
                                      (ii) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization     On the Closing Date, the trust will issue
Target Amount:                     an aggregate principal amount of
                                   Certificates, which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing July
                                   25, 2003, to the extent not used to cover realized losses or interest shortfalls,
                                   100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans.
                                   This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target
                                   Amount for each Group is reached. This
                                   excess of the principal balance of the
                                   Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                   ("Overcollateralization"), which may be
                                   used to absorb losses on the Mortgage
                                   Loans not covered by Excess Interest.
                                   Overcollateralization for Group I is "The
                                   Group I Overcollateralization Amount".
                                   Overcollateralization for Group II is "The
                                   Group II Overcollateralization Amount".

                                   Prior to the Group I Stepdown Date, the
                                   minimum Group I Required
                                   Overcollateralization Target Amount is
                                   approximately [3.25%] of the principal
                                   balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [6.50%] of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required
                                   Overcollateralization Target Amount,
                                   Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and to maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the Group I Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount."

                                   Once the Group I Required
                                   Overcollateralization Target Amount has
                                   been met, Excess Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization     Prior to the Group II Stepdown Date, the
Target Amount (cont.):             minimum Group II Required
                                   Overcollateralization Target Amount is
                                   approximately [3.25%] of the principal
                                   balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group
                                   II Trigger Event has not occurred, the
                                   Group II Required Overcollateralization
                                   Target Amount may be reduced to
                                   approximately [6.50%] of the then current principal balance of the Group II Mortgage
                                   Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group
                                   II Overcollateralization Amount is reduced below the Group II Required
                                   Overcollateralization Target Amount,
                                   Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and to maintain the Group II Required Overcollateralization
                                   Target Amount (a "Group II Subordination
                                   Increase Amount"). On or after the Group
                                   II Stepdown Date and to the extent the
                                   Group II Trigger Event is not in effect, the Group II Required
                                   Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This
                                   "stepped down" amount is the "Group II
                                   Subordination Decrease Amount."

                                   Once the Group II Required
                                   Overcollateralization Target Amount has
                                   been met, Excess Interest from Group II
                                   may be used to pay principal on the Group
                                   I Certificates until the Group I Required
                                   Overcollateralization Target Amount has
                                   been met.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:             The earlier to occur of: (a) when the
                                   outstanding principal balance of the Group
                                   I Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th
                                   Distribution Date and (ii) the first
                                   Distribution Date on which the Group I
                                   Senior Enhancement Percentage is at least equal to [36.00%].

Group IOC Floor:                   [0.50%] of the principal balance of the
                                   Group I Mortgage Loans as of the Cut-Off
                                   Date.

Group I Trigger Event:             Occurs if (a) the three-month rolling
                                   average of the Group I Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group I Senior Enhancement Percentage
                                   (Group I Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group
                                   I Mortgage Loans that are 60+ days
                                   delinquent). 60+ delinquent Group I
                                   Mortgage Loans includes the sum of the
                                   Group I Mortgage Loans that are (i) 60+
                                   days delinquent, (ii) in foreclosure,
                                   (iii) in REO and (iv) in bankruptcy; or

                                   (b) the aggregate amount of realized
                                   losses on the Group I Mortgage Loans
                                   incurred since the Cut-Off Date through
                                   the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

    Distribution Date                                        Percentage
    -----------------                                        ----------
July 25, 2006 to June 25, 2007:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2007 to June 25, 2008:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2008 to June 25, 2009:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2009 to June 25, 2010:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2010 and thereafter:              [TBD]%

                                      If a Trigger Event occurs, the Group I
                                      Required Overcollateralization Target
                                      Amount will not be allowed to step down
                                      and will be equal to the previous period's
                                      Group I Required Overcollateralization
                                      Target Amount.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:            The earlier to occur of (a) when the
                                   outstanding principal balance of the Group
                                   II Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th
                                   Distribution Date and (ii) the first
                                   Distribution Date on which the Group II
                                   Senior Enhancement Percentage is at least equal to [41.00%].

Group II OC Floor:                 [0.50%] of the principal balance of the
                                   Group II Mortgage Loans as of the Cut-Off
                                   Date.

Group II Trigger Event:            Occurs if (a) the three-month rolling
                                   average of the Group II Mortgage Loans
                                   that are 60+ days delinquent exceeds
                                   [TBD]% of the Group II Senior Enhancement
                                   Percentage (Group II Senior Enhancement
                                   Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group II
                                   Mortgage Loans includes the sum of the
                                   Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure,
                                   (iii) in REO and (iv) in bankruptcy; or

                                   (b) the aggregate amount of realized
                                   losses on the Group II Mortgage Loans
                                   incurred since the Cut-Off Date through
                                   the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

    Distribution Date                                        Percentage
    -----------------                                        ----------
July 25, 2006 to June 25, 2007:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2007 to June 25, 2008:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2008 to June 25, 2009:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2009 to June 25, 2010:            [TBD]% for the first month, plus an additional
                                           [TBD]% for each month thereafter.

July 25, 2010 and thereafter:              [TBD]%

                                      If a Trigger Event occurs, the Group II
                                      Required Overcollateralization Target
                                      Amount will not be allowed to step down
                                      and will be equal to the previous period's
                                      Group II Required Overcollateralization
                                      Target Amount.

---------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:               The entire transaction is eligible for call
                                    when the combined outstanding principal
                                    balance of the Group I and Group II Mortgage
                                    Loans reaches 10% or less of the Cut-Off
                                    Date principal balance of such loans.

- Auction Sale:                     If the Optional Termination is not exercised
                                    on the first Distribution Date on which it could have been exercised, on the next
                                    Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate
                                    Certificate principal balance, accrued and unpaid interest thereon, unreimbursed
                                    Servicer Advances, Delinquency Advances and
                                    Compensating Interest, and other amounts as described in the Prospectus Supplement, other than interest cap carryforwards, realized losses, Civil Relief Act shortfalls or prepayment interest shortfalls.

- Step-up Coupon:                   For either Group I or Group II, if the
                                    Optional Termination is not exercised on the first Distribution Date following the
                                    Distribution Date on which it could have been exercised, the Certificate Interest
                                    Rates on the Group I Certificates, except for the Class AF-1 Certificates, will be increased by 0.50%, the margin for the Class
                                    AF-1 Certificates and the Group II Senior
                                    Certificates will increase by 100% of the current margin, and the margin for the Group
                                    II Subordinate Certificates will increase by 50% of the current margin.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

NAME:                       TELEPHONE:                  E-MAIL:
Evan Mitnick              (212) 723-6621      evan.mitnick@citigroup.com
Director

Matt Bollo                (212) 723-6375      matthew.bollo@citigroup.com
Vice President

Jon Riber                 (212) 723-6536      jonathan.riber@citigroup.com
Associate

Bobbie Theivakumaran      (212) 723-6753      bobbie.theivakumaran@citigroup.com
Analyst

                 CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

NAME:                       TELEPHONE:                 E-MAIL:
Jim De Mare               (212) 723-6217     james.p.demare@citigroup.com
Managing Director

Matt Cherwin              (212) 723-6217     matthew.cherwin@citigroup.com
Vice President

Michael Leung             (212) 723-6325     michael.leung@citigroup.com
Director

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

            GROUP I SENSITIVE ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)         0.0%        10.0%        23.0%        30.0%       40.0%
Group II % of (CPR)        0.0%        15.0%        27.0%        35.0%       45.0%

Class AF-1
Avg. Life (yrs)           12.03        2.23         1.00         0.77         0.57
Mod. Dur. (yrs)           10.76        2.16         0.98         0.76         0.56
Window (mo)              1 - 248      1 - 64       1 - 27       1 - 20       1 - 14
Expected Final Mat.      Feb 2024    Oct 2008     SEPT 2005    Feb 2005     Aug 2004

Class AF-2
Avg. Life (yrs)           22.81        8.70         3.00         2.12         1.52
Mod. Dur. (yrs)           17.93        7.82         2.88         2.05         1.48
Window (mo)             248 - 296    64 - 162      27 - 52      20 - 31      14 - 22
Expected Final Mat.      Feb 2028    Dec 2016     OCT 2007     Jan 2006     Apr 2005

Class AF-3
Avg. Life (yrs)           25.16        14.57        5.00         2.80         2.00
Mod. Dur. (yrs)           17.38        11.62        4.57         2.65         1.91
Window (mo)             296 - 308    162 - 178     52 - 71      31 - 36      22 - 26
Expected Final Mat.      Feb 2029    Apr 2018     MAY 2009     Jun 2006     Aug 2005

Class AF-4
Avg. Life (yrs)           25.95        14.83        7.26         4.60          2.31
Mod. Dur. (yrs)           15.70        10.92        6.16         4.10          2.17
Window (mo)             308 - 330    178 - 178     71 - 91      36 - 68      26 - 30
Expected Final Mat.      Dec 2030    Apr 2018     JAN 2011     Feb 2009     Dec 2005

Class AF-5
Avg. Life (yrs)           13.11        7.98         6.38         5.41         3.18
Mod. Dur. (yrs)           10.22        6.79         5.63         4.87         2.97
Window (mo)              37 - 310    37 - 178      40 - 91      47 - 68      30 - 49
Expected Final Mat.      Apr 2029    Apr 2018     JAN 2011     Feb 2009     Jul 2007

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                    GROUP I SENSITIVE ANALYSIS - TO MATURITY

Group I % of (HEP)         0.0%        10.0%        23.0%        30.0%        40.0%
Group II % of (CPR)        0.0%        15.0%        27.0%        35.0%        45.0%

Class AF-1
Avg. Life (yrs)           12.03        2.23         1.00         0.77         0.57
Mod. Dur. (yrs)           10.76        2.16         0.98         0.76         0.56
Window (mo)              1 - 248      1 - 64       1 - 27       1 - 20       1 - 14
Expected Final Mat.      Feb 2024    Oct 2008     SEPT 2005    Feb 2005     Aug 2004

Class AF-2
Avg. Life (yrs)           22.81        8.70         3.00         2.12         1.52
Mod. Dur. (yrs)           17.93        7.82         2.88         2.05         1.48
Window (mo)             248 - 296    64 - 162      27 - 52      20 - 31      14 - 22
Expected Final Mat.      Feb 2028    Dec 2016     OCT 2007     Jan 2006     Apr 2005

Class AF-3
Avg. Life (yrs)           25.16        15.31        5.00         2.80         2.00
Mod. Dur. (yrs)           17.38        12.08        4.57         2.65         1.91
Window (mo)             296 - 308    162 - 208     52 - 71      31 - 36      22 - 26
Expected Final Mat.      Feb 2029    Oct 2020     MAY 2009     Jun 2006     Aug 2005

Class AF-4
Avg. Life (yrs)           25.96        21.13        10.70        5.31          2.31
Mod. Dur. (yrs)           15.70        13.83        8.35         4.60          2.17
Window (mo)             308 - 333    208 - 310    71 - 218     36 - 168      26 - 30
Expected Final Mat.      Mar 2031    Apr 2029     AUG 2021     Jun 2017     Dec 2005

Class AF-5
Avg. Life (yrs)           13.11        8.03         6.81         6.96         4.23
Mod. Dur. (yrs)           10.22        6.82         5.95         6.05         3.82
Window (mo)              37 - 310    37 - 309     40 - 216     47 - 166     30 - 121
Expected Final Mat.      Apr 2029    May 2029     JUN 2021     Apr 2017     Jul 2013

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)       0.0%        15.0%         27.0%        35.0%       45.0%
Group I % of (HEP)        0.0%        10.0%         23.0%        30.0%       40.0%

Class AV-1
Avg. Life (yrs)           10.64        1.11         0.62         0.47         0.36
Mod. Dur. (yrs)           9.63         1.09         0.61         0.47         0.36
Window (mo)              1 - 222      1 - 30       1 - 16       1 - 12       1 - 9
Expected Final Mat.     Dec 2021     Dec 2005     OCT 2004     Jun 2004     Mar 2004

Class AV-2
Avg. Life (yrs)           23.93        6.92         3.60         2.38         1.51
Mod. Dur. (yrs)           19.66        6.39         3.44         2.31         1.48
Window (mo)             222 - 330    30 - 178      16 - 91      12 - 68      9 - 32
Expected Final Mat.     Dec 2030     Apr 2018     JAN 2011     Feb 2009     Feb 2006

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)        0.0%       15.0%         27.0%       35.0%        45.0%
Group I % of (HEP)         0.0%       10.0%         23.0%       30.0%        40.0%

Class AV-1
Avg. Life (yrs)           10.64        1.11         0.62         0.47         0.36
Mod. Dur. (yrs)            9.63        1.09         0.61         0.47         0.36
Window (mo)              1 - 222      1 - 30       1 - 16       1 - 12       1 - 9
Expected Final Mat.      Dec 2021    Dec 2005     OCT 2004     Jun 2004     Mar 2004

Class AV-2
Avg. Life (yrs)           24.11        7.29         3.90         2.61         1.51
Mod. Dur. (yrs)           19.78        6.67         3.70         2.50         1.48
Window (mo)             222 - 351    30 - 305     16 - 191     12 - 143      9 - 32
Expected Final Mat.     Sept 2032    Nov 2028     MAY 2019     May 2015     Feb 2006

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                      NET WAC CAPTABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AT 1.27% FOR LIFE AND 6 MONTH LIBOR AT 1.14% FOR
LIFE

Pd    Rate (%)
 1    7.77873
 2    7.27673
 3    7.27658
 4    7.51897
 5    7.27634
 6    7.51888
 7    7.27634
 8    7.37290
 9    7.88140
10    7.37294
11    7.61872
12    7.37298
13    7.61876
14    7.37301
15    7.37303
16    7.61882
17    7.37307
18    7.61886
19    7.37311
20    7.37313
21    8.16313
22    7.37317
23    7.61896
24    7.37321
25     7.6190
26    7.37325
27    7.37327
28    7.61906
29    7.37331
30    7.61911
31    7.37335
32    7.37337
33    8.16340
34    7.37341
35    7.61922
36    7.37346
37    7.61926
38    7.37350
39    7.37352
40    7.61933
41    7.37357
42    7.61938
43    7.37361
44    7.37364
45    8.16369
46    7.37368
47    7.61950
48    7.37373
49    7.61954
50    7.37378
51    7.37380
52    7.61962
53    7.37385
54    7.61967
55    7.37390
56    7.37392
57    7.88250
58    7.37397
59    7.61980
60    7.37403
61    7.61985
62    7.37408
63    7.37410
64    7.61994
65    7.37416
66    7.61999
67    7.37421
68    7.37424
69    8.16437
70    7.37429
71    7.62013
72    7.37435
73    7.62019
74    7.37441
75    7.37444
76    7.62028
77    7.37449
78    7.62034
79    7.37455
80    7.37458
81    8.16475
82    7.37464
83     7.6205
84    7.37471
85    7.62056
86    7.37477
87     7.3748
88    7.62066
89    7.37487
90    7.62073
91    7.37493

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                      NET WAC CAPTABLE- GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd    Rate (%)
 1    7.77873
 2    7.27673
 3    7.27658
 4    7.51897
 5    7.27634
 6    7.51888
 7    7.27634
 8     7.3729
 9     7.8814
10    7.37294
11    7.61872
12    7.37298
13    7.61876
14    7.37301
15    7.37303
16    7.61882
17    7.37307
18    7.61886
19    7.37311
20    7.37313
21    8.16313
22    7.37317
23    7.61896
24    7.37321
25      7.619
26    7.37325
27    7.37327
28    7.61906
29    7.37331
30    7.61911
31    7.37335
32    7.37337
33     8.1634
34    7.37341
35    7.61922
36    7.37346
37    7.61926
38     7.3735
39    7.37352
40    7.61933
41    7.37357
42    7.61938
43    7.37361
44    7.37364
45    8.16369
46    7.37368
47     7.6195
48    7.37373
49    7.61954
50    7.37378
51     7.3738
52    7.61962
53    7.37385
54    7.61967
55     7.3739
56    7.37392
57     7.8825
58    7.37397
59     7.6198
60    7.37403
61    7.61985
62    7.37408
63     7.3741
64    7.61994
65    7.37416
66    7.61999
67    7.37421
68    7.37424
69    8.16437
70    7.37429
71    7.62013
72    7.37435
73    7.62019
74    7.37441
75    7.37444
76    7.62028
77    7.37449
78    7.62034
79    7.37455
80    7.37458
81    8.16475
82    7.37464
83     7.6205
84    7.37471
85    7.62056
86    7.37477
87     7.3748
88    7.62066
89    7.37487
90    7.62073
91    7.37493
92    7.37496

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           NET WAC CAPTABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AT 1.27% FOR LIFE AND 6 MONTH LIBOR AT 1.14% FOR
LIFE

Pd    Rate (%)
 1    7.97249
 2    7.45814
 3    7.45814
 4    7.70674
 5    7.45814
 6    7.70674
 7    7.45814
 8    7.45814
 9    7.97249
10    7.45814
11    7.70675
12    7.45814
13    7.70675
14    7.45814
15    7.45814
16    8.10607
17    7.84458
18    8.10607
19    7.84458
20    7.84458
21    8.68508
22    7.84459
23    8.10608
24    7.84459
25    8.10608
26    7.88085
27    7.88085
28    8.14355
29    7.88085
30    8.14355
31    7.88085
32    7.88085
33    8.72523
34    7.88085
35    8.14355
36    7.88085
37    8.14355
38    7.88085
39    7.88085
40    8.14355
41    7.88085
42    8.14355
43    7.88085
44    7.88085
45    8.72523
46    7.88085
47    8.14355
48    7.88085
49    8.14355
50    7.88085
51    7.88085
52    8.14355
53    7.88085
54    8.14355
55    7.88085
56    7.88085
57    8.42436
58    7.88085
59    8.14355
60    7.88085
61    8.14355
62    7.88085
63    7.88085
64    8.14355
65    7.88085
66    8.14355
67    7.88085
68    7.88085
69    8.72523
70    7.88085
71    8.14355
72    7.88085
73    8.14355
74    7.88085
75    7.88085
76    8.14355
77    7.88085
78    8.14355
79    7.88085
80    7.88085
81    8.72523
82    7.88085
83    8.14355
84    7.88085
85    8.14355
86    7.88085
87    7.88085
88    8.14355
89    7.88085
90    8.14355
91    7.88085

Assumptions: 27% CPR for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           NET WAC CAPTABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd    Rate (%)
 1     7.97249
 2     7.45814
 3     7.45814
 4     7.70674
 5     7.45814
 6     7.70674
 7     7.45814
 8     7.45814
 9     7.97249
10     7.45814
11     7.70675
12     7.45814
13     7.70675
14     7.45814
15     7.45814
16    10.35789
17    10.02384
18    10.35803
19    10.02397
20    10.02404
21    11.09812
22    11.03076
23    11.39858
24    11.03101
25    11.39884
26    11.26358
27    11.26359
28    12.67935
29    12.27037
30    12.67941
31    12.27043
32    12.35894
33    13.68312
34    13.36577
35    13.81132
36    13.36582
37    13.81138
38    13.45429
39     13.4543
40    14.19971
41    13.74167
42    14.19974
43    13.74169
44    13.83007
45    15.31186
46    13.83007
47    14.29108
48    13.83007
49    14.29108
50    13.85875
51    13.85875
52     14.3207
53    13.85875
54     14.3207
55    13.85875
56    13.85875
57    14.81452
58    13.85875
59     14.3207
60    13.85875
61     14.3207
62    13.85875
63    13.85875
64     14.3207
65    13.85875
66     14.3207
67    13.85875
68    13.85875
69    15.34361
70    13.85875
71    14.32071
72    13.85875
73    14.32071
74    13.85875
75    13.85875
76    14.32071
77    13.85875
78    14.32071
79    13.85875
80    13.85875
81    15.34361
82    13.85875
83    14.32071
84    13.85875
85    14.32071
86    13.85875
87    13.85875
88    14.32071
89    13.85875
90    14.32071
91    13.85875
92    13.85875

Assumptions: 27% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                  GROUP I COLLATERAL SUMMARY - FIXED RATE LOAN

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------
                                  COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-----------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                          3,017

TOTAL OUTSTANDING LOAN BALANCE       $340,965,718.01

AVERAGE LOAN PRINCIPAL BALANCE           $113,014.82       $19,854.10 - $506,087.25

WA COUPON                                       8.04%                 6.00% - 12.75%

WA ORIGINAL TERM (MO.)                           319                      120 - 360

WA REMAINING TERM (MO.)                          312                      103 - 358

WA ORIGINAL LTV                                84.31%               12.12% - 100.00%

WA FICO                                          658

1ST LIENS (%)                                 100.00%

BALLOONS (%)                                    5.53%

PROPERTY TYPE

       SINGLE FAMILY                           93.11%
       2-4 FAMILY                               3.55%
       CONDO                                    1.80%
       PUD                                      1.53%

OCCUPANCY STATUS

     PRIMARY HOME                              98.81%
     INVESTMENT                                 1.01%
     SECOND                                     0.18%

LOAN PURPOSE

     CASH-OUT REFI                             84.77%
     PURCHASE                                   8.02%
     RATE-TERM REFI                             7.21%

GEOGRAPHIC DISTRIBUTION           NY           10.27%
                                  OH            7.95%
                                  NJ            6.71%
-----------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                                   % OF ORIGINAL
   RANGE OF BALANCES ($)          LOANS      ORIGINAL LOAN BALANCE ($)      LOAN BALANCE
----------------------------------------------------------------------------------------
$      0.01 - $ 25,000.00             30        $      710,900.66                0.21%
  25,000.01 -   50,000.00            301            12,359,243.42                3.59
  50,000.01 -   75,000.00            664            42,102,362.11               12.23
  75,000.01 -  100,000.00            583            50,932,403.53               14.80
 100,000.01 -  125,000.00            443            49,642,939.94               14.43
 125,000.01 -  150,000.00            321            43,922,119.23               12.76
 150,000.01 -  175,000.00            211            34,176,813.97                9.93
 175,000.01 -  200,000.00            163            30,482,081.90                8.86
 200,000.01 -  225,000.00             94            19,967,615.51                5.80
 225,000.01 -  250,000.00             75            17,777,494.21                5.17
 250,000.01 -  275,000.00             28             7,329,837.11                2.13
 275,000.01 -  300,000.00             40            11,511,660.56                3.35
 300,000.01 -  322,700.00             12             3,746,924.27                1.09
 322,700.01 -  350,000.00             19             6,425,088.31                1.87
 350,000.01 -  375,000.00             10             3,642,570.00                1.06
 375,000.01 -  400,000.00             15             5,847,107.31                1.70
 400,000.01 -  500,000.00              7             3,040,500.00                0.88
 500,000.01 -  525,000.00              1               510,000.00                0.15
----------------------------------------------------------------------------------------
Total                              3,017        $  344,127,662.04              100.00%
----------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE     STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
    RANGE OF BALANCES ($)        LOANS        DATE LOAN BALANCE ($)              DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------
$      0.01 - $ 25,000.00            34         $    788,200.58                        0.23%
  25,000.01 -   50,000.00           308           12,608,406.99                        3.70
  50,000.01 -   75,000.00           662           41,823,500.97                       12.27
  75,000.01 -  100,000.00           589           51,317,319.34                       15.05
 100,000.01 -  125,000.00           441           49,371,641.49                       14.48
 125,000.01 -  150,000.00           320           43,707,070.90                       12.82
 150,000.01 -  175,000.00           219           35,558,720.21                       10.43
 175,000.01 -  200,000.00           151           28,251,606.10                        8.29
 200,000.01 -  225,000.00            91           19,334,547.43                        5.67
 225,000.01 -  250,000.00            75           17,752,106.90                        5.21
 250,000.01 -  275,000.00            25            6,550,761.87                        1.92
 275,000.01 -  300,000.00            39           11,151,339.67                        3.27
 300,000.01 -  322,700.00            13            4,063,740.08                        1.19
 322,700.01 -  350,000.00            19            6,433,937.44                        1.89
 350,000.01 -  375,000.00            11            4,038,655.27                        1.18
 375,000.01 -  400,000.00            12            4,688,850.96                        1.38
 400,000.01 -  500,000.00             7            3,019,224.56                        0.89
 500,000.01 -  525,000.00             1              506,087.25                        0.15
-------------------------------------------------------------------------------------------------------
Total                             3,017         $340,965,718.01                      100.00%
-------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

-------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE     STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
 RANGE OF MORTGAGE RATES (%)     LOANS        DATE LOAN BALANCE ($)              DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------
 6.00% -  6.49%                     119         $ 23,553,461.14                       6.91%
 6.50  -  6.99                      340           46,646,579.57                      13.68
 7.00  -  7.49                      311           38,485,183.41                      11.29
 7.50  -  7.99                      677           79,457,889.03                      23.30
 8.00  -  8.49                      376           40,847,249.97                      11.98
 8.50  -  8.99                      479           50,819,267.89                      14.90
 9.00  -  9.49                      246           22,382,504.58                       6.56
 9.50  -  9.99                      258           22,422,136.33                       6.58
10.00  - 10.49                       79            6,354,861.06                       1.86
10.50  - 10.99                       87            7,086,038.62                       2.08
11.00  - 11.49                       26            1,653,674.38                       0.48
11.50  - 11.99                       14            1,059,428.95                       0.31
12.00  - 12.49                        2              104,948.77                       0.03
12.50  - 12.99                        3               92,494.31                       0.03
-------------------------------------------------------------------------------------------------------
Total                             3,017         $340,965,718.01                     100.00%
-------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------
ORIGINAL TERM TO    NUMBER OF
   MATURITY          MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   (MONTHS)           LOANS        DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------
 97 - 132               102         $   5,360,627.37                    1.57%
133 - 168                 8               487,778.74                    0.14
169 - 180               455            43,967,774.77                   12.90
181 - 216                 4               317,390.13                    0.09
229 - 240               335            37,195,528.39                   10.91
241 - 276                 1                71,028.95                    0.02
277 - 312                30             3,361,603.51                    0.99
313 - 348                 3               293,909.45                    0.09
349 - 360              2079           249,910,076.70                   73.29
----------------------------------------------------------------------------------------
Total                 3,017         $ 340,965,718.01                  100.00%
----------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

----------------------------------------------------------------------------------------
REMAINING TERM      NUMBER OF
 TO MATURITY        MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   (MONTHS)          LOANS        DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------
 97 - 132               103         $  5,407,240.30                     1.59%
133 - 168                65            6,046,510.51                     1.77
169 - 180               397           38,362,430.07                    11.25
181 - 216                 4              317,390.13                     0.09
217 - 228                91           12,311,278.70                     3.61
229 - 240               244           24,884,249.69                     7.30
241 - 276                 1               71,028.95                     0.02
277 - 312                30            3,361,603.51                     0.99
325 - 336                 1               83,256.02                     0.02
337 - 348               107           14,709,973.95                     4.31
349 - 360              1974          235,410,756.18                    69.04
----------------------------------------------------------------------------------------
Total                 3,017         $340,965,718.01                   100.00%
----------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING

            NUMBER OF
SEASONING    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 (MONTHS)     LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
------------------------------------------------------------------------------
0 - 6         1,185         $124,779,704.15                  36.60%
7 - 12         1557          182,933,934.68                  53.65
13 - 18         274           33,132,992.23                   9.72
19 - 24           1              119,086.95                   0.03
------------------------------------------------------------------------------
Total         3,017         $340,965,718.01                 100.00%
------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

                    NUMBER OF
RANGE OF ORIGINAL    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 LTV RATIOS (%)       LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------------
0.01% - 25.00%          26         $  1,126,812.11                     0.33%
25.01 - 30.00           19            1,048,250.23                     0.31
30.01 - 35.00           12            1,068,798.38                     0.31
35.01 - 40.00           22            1,176,359.67                     0.35
40.01 - 45.00           31            2,581,062.29                     0.76
45.01 - 50.00           32            2,710,946.26                     0.80
50.01 - 55.00           46            4,665,781.09                     1.37
55.01 - 60.00           65            7,798,251.14                     2.29
60.01 - 65.00           91            9,104,068.25                     2.67
65.01 - 70.00          113           12,438,614.76                     3.65
70.01 - 75.00          199           23,755,845.80                     6.97
75.01 - 80.00          484           55,162,537.41                    16.18
80.01 - 85.00          344           42,312,469.33                    12.41
85.01 - 90.00          566           59,705,556.94                    17.51
90.01 - 95.00          447           54,909,362.91                    16.10
95.01 - 100.00         520           61,401,001.44                    18.01
--------------------------------------------------------------------------------------
Total                3,017         $340,965,718.01                   100.00%
--------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                  NUMBER OF
                  MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE      LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------
Investor              45          $  3,447,145.98                    1.01%
Primary             2966           336,899,869.86                   98.81
Second Home            6               618,702.17                    0.18
------------------------------------------------------------------------------------
Total              3,017          $340,965,718.01                  100.00%
------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------
1-4 Family           91         $ 12,119,365.86                   3.55%
Condo                61            6,129,437.44                   1.80
PUD                  33            5,227,034.61                   1.53
Single Family      2832          317,489,880.10                  93.11
----------------------------------------------------------------------------------
Total             3,017         $340,965,718.01                 100.00%
----------------------------------------------------------------------------------

                                  LOAN PURPOSE

                      NUMBER OF
                       MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   LOAN PURPOSE         LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------
Cash-out Refinance      2,513         $289,042,105.09                   84.77%
Purchase                  248           27,350,033.61                    8.02
Rate-term Refinance       256           24,573,579.31                    7.21
----------------------------------------------------------------------------------------
Total                   3,017         $340,965,718.01                  100.00%
----------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                     NUMBER OF
                     MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------
Full Doc              2,932          $329,402,882.50                 96.61%
NIQ                      85            11,562,835.51                  3.39
---------------------------------------------------------------------------------------
Total                 3,017          $340,965,718.01                100.00%
---------------------------------------------------------------------------------------

                                  CREDIT GRADE

               NUMBER OF
                MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT GRADE     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------
A+                 554         $ 70,972,237.58                   20.82%
A                  602           71,476,640.44                   20.96
B+                 516           61,204,651.68                   17.95
B                  566           62,188,078.48                   18.24
B-                   5              511,512.93                    0.15
C+                 350           35,524,521.42                   10.42
C                  316           29,084,132.13                    8.53
C-                  94            8,671,889.20                    2.54
CX                  13            1,270,778.38                    0.37
NA                   1               61,275.77                    0.02
---------------------------------------------------------------------------------
Total            3,017         $340,965,718.01                  100.00%
---------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                NUMBER OF
                 MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    STATE         LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Alabama             83           $7,528,563.82                    2.21%
Arizona             51            6,694,719.64                    1.96
Arkansas            23            1,650,177.49                    0.48
Colorado            25            4,631,461.26                    1.36
Connecticut         71           10,105,931.92                    2.96
Delaware            24            3,378,065.78                    0.99
Idaho               13            1,452,703.66                    0.43
Illinois            94           11,754,119.61                    3.45
Indiana            195           17,759,187.94                    5.21
Iowa                31            2,501,896.42                    0.73
Kansas              21            1,813,921.56                    0.53
Kentucky            63            6,229,740.10                    1.83
Louisiana           63            5,140,000.18                    1.51
Maine               29            3,582,257.68                    1.05
Maryland            72           13,036,938.09                    3.82
Massachusetts       63           10,367,035.92                    3.04
Michigan           175           17,900,782.43                    5.25
Minnesota           47            6,696,450.79                    1.96
Mississippi         42            3,808,055.27                    1.12
Missouri           107            9,231,134.24                    2.71
Montana              1              153,203.29                    0.04
Nebraska            11              848,649.96                    0.25
Nevada              19            2,796,278.99                    0.82
New Hampshire       34            5,161,070.07                    1.51
New Jersey         148           22,866,883.90                    6.71
New Mexico          12            1,349,755.95                    0.40

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                  NUMBER OF
                   MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    STATE           LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------
New York              232           35,002,538.45                  10.27
North Carolina        104           11,144,466.85                   3.27
Ohio                  272           27,121,611.05                   7.95
Oklahoma               38            2,783,958.94                   0.82
Oregon                 17            2,042,846.49                   0.60
Pennsylvania          209           20,752,060.22                   6.09
Rhode Island           20            2,534,881.46                   0.74
South Carolina         65            6,305,272.22                   1.85
South Dakota            3              237,950.87                   0.07
Tennessee             139           14,308,236.13                   4.20
Texas                 180           13,368,164.22                   3.92
Utah                    5              695,639.67                   0.20
Virginia              121           15,837,072.68                   4.64
Washington             18            3,472,867.13                   1.02
West Virginia          29            2,070,313.59                   0.61
Wisconsin              44            4,424,711.79                   1.30
Wyoming                 4              424,140.29                   0.12
------------------------------------------------------------------------------------
Total               3,017         $340,965,718.01                 100.00%
------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

                  NUMBER OF
PREPAY PENALTY     MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
TERM (MONTHS)       LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------
0                     929         $ 98,778,142.37                  28.97%
1                       1              183,954.03                   0.05
3                       3              190,313.83                   0.06
12                    114           15,435,953.02                   4.53
24                     80           10,435,650.81                   3.06
30                      7            1,057,318.50                   0.31
34                      1               64,148.71                   0.02
36                   1882          214,820,236.74                  63.00
------------------------------------------------------------------------------------
Total               3,017         $340,965,718.01                 100.00%
------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    LOAN TYPE

                  NUMBER OF
                  MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LOAN TYPE         LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------------
Fixed Balloon         155          $ 18,842,494.61                   5.53%
Fixed                2689           302,259,524.06                  88.65
Fixed Teaser          173            19,863,699.34                   5.83
--------------------------------------------------------------------------------------
Total               3,017          $340,965,718.01                 100.00%
--------------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

                  NUMBER OF
CREDIT SCORE      MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RANGE           LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------------
500 - 525               1         $    102,611.17                   0.03%
526 - 550             135           13,037,026.37                   3.82
551 - 575             246           22,891,418.25                   6.71
576 - 600             295           29,156,181.58                   8.55
601 - 625             365           39,044,661.54                  11.45
626 - 650             448           49,439,165.82                  14.50
651 - 675             417           49,073,606.08                  14.39
676 - 700             421           49,751,622.47                  14.59
701 - 725             302           37,025,248.29                  10.86
726 - 750             190           25,272,469.81                   7.41
751 - 775             129           17,214,017.08                   5.05
776 - 800              61            8,253,283.97                   2.42
801+                    7              704,405.58                   0.21
-------------------------------------------------------------------------------------
Total               3,017         $340,965,718.01                100.00%
-------------------------------------------------------------------------------------

                    GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                                    COLLATERAL SUMMARY        RANGES (IF APPLICABLE)
----------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                            4,132

TOTAL OUTSTANDING LOAN BALANCE         $560,007,238.93

AVERAGE LOAN PRINCIPAL BALANCE         $    135,529.34       $24,447.89 - $444,333.11

WA COUPON                                         8.23%                 6.00% - 12.40%

ARM CHARACTERISTICS

        MARGIN                                    7.52%
        FIRST PERIODIC CAP                        2.89%
        SUBSEQUENT PERIODIC CAP                   1.13%
        LIFETIME MAX                             14.84%
        LIFETIME MIN                              8.08%

WA ORIGINAL TERM (MO.)                             360                      180 - 360

WA REMAINING TERM (MO.)                            351                      165 - 358

WA ORIGINAL LTV                                  89.96%               12.82% - 100.00%

WA FICO                                            640

1ST LIENS (%)                                   100.00%

BALLOONS (%)                                      0.00%

LOAN TYPE

        2/28 ARM                                 91.55%
        3/27 ARM                                  8.45%

PROPERTY TYPE

        SINGLE FAMILY                            92.91%
        2-4 FAMILY                                2.64%
        CONDO                                     1.82%
        PUD                                       2.63%

OCCUPANCY STATUS

        PRIMARY HOME                             99.65%
        INVESTMENT                                0.32%
        SECOND                                    0.02%

LOAN PURPOSE

        CASH-OUT REFI                            69.30%
        PURCHASE                                 25.85%
        RATE-TERM REFI                            4.85%

GEOGRAPHIC DISTRIBUTION

                                      MI         10.03%
                                      IL          8.14%
                                      OH          6.64%
--------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER OF
                           MORTGAGE       ORIGINAL       % OF ORIGINAL
 RANGE OF BALANCES ($)       LOANS       BALANCE ($)     LOAN BALANCE
----------------------------------------------------------------------
     $0.01 - $25,000.00          2     $     49,500.00        0.01%
 25,000.01 -  50,000.00        119        5,076,197.00        0.90
 50,000.01 -  75,000.00        450       28,920,706.31        5.13
 75,000.01 - 100,000.00        735       64,680,542.96       11.48
100,000.01 - 125,000.00        770       87,034,990.49       15.44
125,000.01 - 150,000.00        699       95,716,710.17       16.98
150,000.01 - 175,000.00        457       74,065,337.83       13.14
175,000.01 - 200,000.00        338       63,172,500.57       11.21
200,000.01 - 225,000.00        190       40,381,485.43        7.17
225,000.01 - 250,000.00        128       30,320,615.47        5.38
250,000.01 - 275,000.00         78       20,429,379.17        3.63
275,000.01 - 300,000.00         56       16,035,570.52        2.85
300,000.01 - 322,700.00         41       12,816,488.60        2.27
322,700.01 - 350,000.00         28        9,339,123.47        1.66
350,000.01 - 375,000.00         20        7,221,143.64        1.28
375,000.01 - 400,000.00         19        7,436,596.00        1.32
400,000.01 - 450,000.00          2          862,500.00        0.15
----------------------------------------------------------------------
Total                        4,132     $563,559,387.63      100.00%
----------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER OF
                          MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 RANGE OF BALANCES ($)      LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
     $0.01 - $25,000.00         2         $     49,273.41                   0.01%
 25,000.01 -  50,000.00       122            5,189,975.16                   0.93
 50,000.01 -  75,000.00       454           29,111,042.45                   5.20
 75,000.01 - 100,000.00       741           65,041,265.72                  11.61
100,000.01 - 125,000.00       774           87,289,655.75                  15.59
125,000.01 - 150,000.00       695           94,930,589.12                  16.95
150,000.01 - 175,000.00       464           75,159,416.58                  13.42
175,000.01 - 200,000.00       320           59,704,139.02                  10.66
200,000.01 - 225,000.00       195           41,302,742.69                   7.38
225,000.01 - 250,000.00       126           29,796,545.10                   5.32
250,000.01 - 275,000.00        78           20,437,582.41                   3.65
275,000.01 - 300,000.00        52           14,868,231.59                   2.66
300,000.01 - 322,700.00        45           14,037,245.18                   2.51
322,700.01 - 350,000.00        26            8,718,391.43                   1.56
350,000.01 - 375,000.00        17            6,121,371.61                   1.09
375,000.01 - 400,000.00        19            7,395,209.68                   1.32
400,000.01 - 450,000.00         2              854,562.03                   0.15
---------------------------------------------------------------------------------------------
Total                       4,132         $560,007,238.93                 100.00%
---------------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                    NUMBER OF
RANGE OF MORTGAGE   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RATES (%)         LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------------
6.00% - 6.49%            99         $ 16,055,798.36                    2.87%
6.50 - 6.99             380           63,357,277.27                   11.31
7.00 - 7.49             379           56,947,024.16                   10.17
7.50 - 7.99             792          115,285,668.61                   20.59
8.00 - 8.49             602           83,450,420.38                   14.90
8.50 - 8.99             877          111,301,085.91                   19.87
9.00 - 9.49             424           50,950,673.10                    9.10
9.50 - 9.99             366           41,136,775.98                    7.35
10.00 - 10.49           136           13,905,950.55                    2.48
10.50 - 10.99            49            5,566,120.66                    0.99
11.00 - 11.49            17            1,417,521.29                    0.25
11.50 - 11.99             5              244,803.40                    0.04
12.00 - 12.49             6              388,119.26                    0.07
--------------------------------------------------------------------------------------
Total                 4,132         $560,007,238.93                  100.00%
--------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

ORIGINAL TERM    NUMBER OF
 TO MATURITY     MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)         LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------
169 - 204              2          $    215,026.64                  0.04%
205 - 240              1               111,848.56                  0.02
277 - 312              2               370,090.72                  0.07
349 - 360           4127           559,310,273.01                 99.88
------------------------------------------------------------------------------------
Total              4,132          $560,007,238.93                100.00%
------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

 REMAINING
  TERM TO      NUMBER OF
 MATURITY      MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 (MONTHS)        LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------
133 - 168            1         $     38,202.68                   0.01%
169 - 204            1              176,823.96                   0.03
205 - 240            1              111,848.56                   0.02
277 - 312            2              370,090.72                   0.07
313 - 348          607           77,715,962.76                  13.88
349 - 360         3520          481,594,310.25                  86.00
----------------------------------------------------------------------------------
Total            4,132         $560,007,238.93                 100.00%
----------------------------------------------------------------------------------

                                    SEASONING

             NUMBER OF
SEASONING    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
(MONTHS)       LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------
0 - 6            737          $113,065,037.83                   20.19%
7 - 12          2857           378,137,566.14                   67.52
13 - 18          538            68,804,634.96                   12.29
----------------------------------------------------------------------------------
Total          4,132          $560,007,238.93                  100.00%
----------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          ORIGINAL LOAN-TO-VALUE RATIO

                    NUMBER OF
RANGE OF ORIGINAL   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LTV RATIO (%)       LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------------
0.01% - 25.00%            3         $    144,267.89                   0.03%
30.01 - 35.00             6              335,737.65                   0.06
35.01 - 40.00             4              303,638.29                   0.05
40.01 - 45.00             6              389,479.85                   0.07
45.01 - 50.00             7              754,312.70                   0.13
50.01 - 55.00            13            1,846,618.63                   0.33
55.01 - 60.00            20            2,503,509.98                   0.45
60.01 - 65.00            43            5,366,739.91                   0.96
65.01 - 70.00            62            7,498,369.57                   1.34
70.01 - 75.00           143           19,642,929.79                   3.51
75.01 - 80.00           618           77,348,273.85                  13.81
80.01 - 85.00           369           47,786,792.37                   8.53
85.01 - 90.00          1001          135,169,905.68                  24.14
90.01 - 95.00           721          104,484,404.95                  18.66
95.01 - 100.00         1116          156,432,257.82                  27.93
--------------------------------------------------------------------------------------
Total                 4,132         $560,007,238.93                 100.00%
--------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                  NUMBER OF
                   MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE      LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------------
Investor               27         $  1,810,623.87                   0.32%
Primary              4104          558,066,180.22                  99.65
Second Home             1              130,434.84                   0.02
-------------------------------------------------------------------------------------
Total               4,132         $560,007,238.93                 100.00%
-------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                NUMBER OF
                MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE     LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
1-4 Family          110          $ 14,810,266.54                   2.64%
Condo                86            10,164,141.27                   1.82
PUD                  77            14,721,756.59                   2.63
Single Family      3859           520,311,074.53                  92.91
-----------------------------------------------------------------------------------
Total             4,132          $560,007,238.93                 100.00%
-----------------------------------------------------------------------------------

                                  LOAN PURPOSE

                       NUMBER OF
                       MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   LOAN PURPOSE          LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------------
Cash-out Refinance       2,810         $388,062,185.19                  69.30%
Purchase                  1103          144,765,897.21                  25.85
Rate-term Refinance        219           27,179,156.53                   4.85
------------------------------------------------------------------------------------------
Total                    4,132         $560,007,238.93                 100.00%
------------------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                NUMBER OF
DOCUMENTATION   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
     TYPE         LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Full Doc          3,901         $524,886,551.64                  93.73%
NIQ                 231           35,120,687.29                   6.27
-----------------------------------------------------------------------------------
Total             4,132         $560,007,238.93                 100.00%
-----------------------------------------------------------------------------------

                                  CREDIT GRADE

              NUMBER OF
              MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
RISK GRADE      LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------
A+                410          $ 56,129,892.28                   10.02%
A                 497            72,020,197.24                   12.86
B+                729           104,822,663.07                   18.72
B                 936           127,702,570.59                   22.80
B-                 12             1,554,271.67                    0.28
C+                659            87,552,397.89                   15.63
C                 625            79,895,873.49                   14.27
C-                216            24,709,451.00                    4.41
CX                 46             5,414,972.94                    0.97
NA                  2               204,948.76                    0.04
----------------------------------------------------------------------------------
Total           4,132          $560,007,238.93                  100.00%
----------------------------------------------------------------------------------

                                    LOAN TYPE

            NUMBER OF
            MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN TYPE     LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------
2/28 ARM      3,769           $512,661,864.34                   91.55%
3/27 ARM        363             47,345,374.59                    8.45
--------------------------------------------------------------------------------
Total         4,132           $560,007,238.93                  100.00%
--------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                   NUMBER OF
                   MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    STATE            LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------
Alabama                 55        $ 6,446,854.78                       1.15%
Arizona                148         20,608,114.76                       3.68
Arkansas                25          2,620,146.90                       0.47
Colorado               105         19,462,984.52                       3.48
Connecticut             58         10,078,198.19                       1.80
Delaware                15          2,564,604.74                       0.46
Idaho                   15          1,559,731.86                       0.28
Illinois               299         45,601,985.35                       8.14
Indiana                253         25,505,838.65                       4.55
Iowa                    31          3,277,379.75                       0.59
Kansas                  43          4,954,213.59                       0.88
Kentucky                82          8,489,220.92                       1.52
Louisiana               75          9,092,852.58                       1.62
Maine                    3            392,068.59                       0.07
Maryland                94         17,545,640.65                       3.13
Massachusetts           57         11,411,663.67                       2.04
Michigan               431         56,156,357.87                      10.03
Minnesota              214         33,013,118.30                       5.90
Mississippi             37          3,815,438.65                       0.68
Missouri               164         21,326,143.20                       3.81
Nebraska                36          4,104,895.51                       0.73
Nevada                  46          7,080,611.50                       1.26
New Hampshire           14          2,726,191.42                       0.49
New Jersey              89         14,704,033.40                       2.63
New Mexico              16          1,871,562.11                       0.33
----------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

                            GEOGRAPHICAL DISTRIBUTION

                    NUMBER OF
                    MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    STATE             LOANS        DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------------
New York                 42             8,356,061.24                       1.49
North Carolina          249            30,955,688.68                       5.53
Ohio                    308            37,179,640.27                       6.64
Oklahoma                 11               874,302.62                       0.16
Oregon                   36             5,536,509.51                       0.99
Pennsylvania            119            14,589,880.25                       2.61
Rhode Island             32             4,616,390.92                       0.82
South Carolina          148            18,026,273.24                       3.22
South Dakota              3               263,100.64                       0.05
Tennessee               189            21,001,395.62                       3.75
Texas                   137            17,560,019.25                       3.14
Utah                     36             5,416,000.65                       0.97
Virginia                172            28,629,194.21                       5.11
Washington               81            13,156,336.03                       2.35
West Virginia            14             1,572,286.47                       0.28
Wisconsin               148            17,610,928.75                       3.14
Wyoming                   2               253,379.12                       0.05
------------------------------------------------------------------------------------------
Total                 4,132          $560,007,238.93                     100.00%
------------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  GROSS MARGINS

                  NUMBER OF
RANGE OF GROSS    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  MARGINS (%)       LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------
0.00% - 0.00%           2          $    267,650.37                    0.05%
1.50 - 1.99             1               152,404.46                    0.03
2.00 - 2.49             2               134,658.87                    0.02
2.50 - 2.99             1               179,017.67                    0.03
3.00 - 3.49             3               467,337.88                    0.08
3.50 - 3.99            11             1,902,312.13                    0.34
4.00 - 4.49             8             1,190,509.56                    0.21
4.50 - 4.99            39             6,231,567.43                    1.11
5.000 - 5.49           71            10,609,916.18                    1.89
5.50 - 5.99           198            31,838,082.65                    5.69
6.00 - 6.49           386            57,034,643.58                   10.18
6.50 - 6.99           518            75,093,366.98                   13.41
7.00 - 7.49           593            83,630,566.60                   14.93
7.50 - 7.99           686            90,650,480.09                   16.19
8.00 - 8.49           640            81,917,867.56                   14.63
8.50 - 8.99           476            60,917,417.17                   10.88
9.00 - 9.49           272            32,418,701.22                    5.79
9.50 - 9.99           123            14,537,838.56                    2.60
10.00 - 10.49          65             6,572,750.45                    1.17
10.50 - 10.99          16             2,095,239.40                    0.37
11.00 - 11.49          12             1,302,979.12                    0.23
11.50 - 11.99           6               481,135.29                    0.09
12.00 - 12.49           1                42,717.35                    0.01
14.00 - 14.49           1               228,618.32                    0.04
14.50 - 14.99           1               109,460.04                    0.02
---------------------------------------------------------------------------------------
Total               4,132          $560,007,238.93                  100.00%
---------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          NEXT INTEREST ADJUSTMENT DATE

                   NUMBER OF
 NEXT INTEREST     MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
ADJUSTMENT DATE      LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------
Dec-03                  57           $ 7,519,470.41                    1.34%
Jan-04                  87            11,108,690.94                    1.98
Feb-04                 116            15,442,818.32                    2.76
Mar-04                 101            14,158,520.97                    2.53
Apr-04                  18             2,448,447.64                    0.44
May-04                  25             2,855,755.85                    0.51
Jun-04                 147            18,538,553.94                    3.31
Jul-04                 334            42,823,885.25                    7.65
Aug-04                 528            69,059,969.03                   12.33
Sep-04                 641            86,382,353.07                   15.43
Oct-04                 544            73,142,941.91                   13.06
Nov-04                 492            65,644,937.98                   11.72
Dec-04                 324            45,483,904.85                    8.12
Jan-05                 166            23,340,609.20                    4.17
Feb-05                 139            19,818,177.92                    3.54
Mar-05                 136            22,845,995.46                    4.08
Apr-05                  42             6,360,157.21                    1.14
May-05                   4               354,143.58                    0.06
Jun-05                  15             1,732,983.56                    0.31
Jul-05                  23             2,731,541.81                    0.49
Aug-05                  23             3,128,153.63                    0.56
Sep-05                  33             3,973,480.68                    0.71
Oct-05                  37             5,769,515.64                    1.03
Nov-05                  40             5,209,249.64                    0.93
Dec-05                  29             4,942,323.00                    0.88
Jan-06                  11             1,569,154.94                    0.28
Feb-06                  11             2,017,764.24                    0.36
Mar-06                   7             1,288,377.04                    0.23
Apr-06                   2               315,361.22                    0.06
----------------------------------------------------------------------------------------
Total                4,132          $560,007,238.93                  100.00%
----------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MAXIMUM RATES

                    NUMBER OF
RANGE OF MAXIMUM    MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   RATES (%)          LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------
11.00% - 11.49%           1         $     90,957.73                     0.02%
11.50 - 11.99             1              106,922.44                     0.02
12.00 - 12.49            66            9,794,105.24                     1.75
12.50 - 12.99           206           31,570,465.35                     5.64
13.00 - 13.49           232           33,443,235.85                     5.97
13.50 - 13.99           593           86,498,437.67                    15.45
14.00 - 14.49           462           62,891,379.96                    11.23
14.50 - 14.99           770          100,941,848.57                    18.03
15.00 - 15.49           499           68,743,207.18                    12.28
15.50 - 15.99           567           71,588,103.70                    12.78
16.00 - 16.49           288           37,921,217.81                     6.77
16.50 - 16.99           237           30,643,082.87                     5.47
17.00 - 17.49           129           15,838,298.13                     2.83
17.50 - 17.99            48            6,215,769.27                     1.11
18.00 - 18.49            26            3,268,212.94                     0.58
18.50 - 18.99             4              263,665.34                     0.05
19.00+                    3              188,328.88                     0.03
----------------------------------------------------------------------------------------
Total                 4,132         $560,007,238.93                   100.00%
----------------------------------------------------------------------------------------

--------------------------------

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MINIMUM RATES

---------------------------------------------------------------------------------------
                   NUMBER OF
RANGE OF MINIMUM   MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   RATES (%)         LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------------
2.00% - 2.99%            1         $     79,352.08                   0.01%
3.00 - 3.49              3              271,113.11                   0.05
3.50 - 3.99              4              588,833.78                   0.11
4.00 - 4.49              3              621,262.47                   0.11
4.50 - 4.99             19            3,274,317.61                   0.58
5.00 - 5.49             23            3,444,252.60                   0.62
5.50 - 5.99             36            5,580,418.30                   1.00
6.00 - 6.49            175           26,285,247.77                   4.69
6.50 - 6.99            394           62,154,399.73                  11.10
7.00 - 7.49            397           59,034,138.80                  10.54
7.50 - 7.99            751          108,694,076.67                  19.41
8.00 - 8.49            586           81,890,386.41                  14.62
8.50 - 8.99            820          104,676,799.72                  18.69
9.00 - 9.49            381           45,593,538.95                   8.14
9.50 - 9.99            335           37,378,139.87                   6.67
10.00 - 10.49          132           13,467,760.50                   2.40
10.50 - 10.99           45            4,947,204.50                   0.88
11.00 - 11.49           16            1,393,073.40                   0.25
11.50 - 11.99            5              244,803.40                   0.04
12.00 - 12.49            6              388,119.26                   0.07
---------------------------------------------------------------------------------------
Total                4,132         $560,007,238.93                 100.00%
---------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            INITIAL PERIODIC RATE CAP

-----------------------------------------------------------------------------------------
                    NUMBER OF
INITIAL PERIODIC    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  RATE CAP (%)        LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
1.00%                    61           $  7,635,029.25                    1.36%
1.50                     44              6,247,333.35                    1.12
2.00                    303             35,864,058.35                    6.40
2.80                      1                 80,560.15                    0.01
3.00                   3723            510,180,257.83                   91.10
-----------------------------------------------------------------------------------------
Total                 4,132           $560,007,238.93                  100.00%
-----------------------------------------------------------------------------------------

                          SUBSEQUENT PERIODIC RATE CAP

----------------------------------------------------------------------------------------
    SUBSEQUENT      NUMBER OF
PERIODIC RATE CAP   MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
       (%)            LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------
1.00%                 3,190         $417,943,980.94                  74.63%
1.50                    886          136,024,048.23                  24.29
2.00                     56            6,039,209.76                   1.08
----------------------------------------------------------------------------------------
Total                 4,132         $560,007,238.93                 100.00%
----------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------
   PREPAY       NUMBER OF
PENALTY TERM    MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)        LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
 0                  608         $ 83,952,683.05                 14.99%
 4                    1              156,387.52                  0.03
 6                    1              114,521.92                  0.02
 8                    1               52,717.35                  0.01
12                  132           20,893,799.75                  3.73
21                    1              167,892.71                  0.03
24                 1888          260,053,265.17                 46.44
25                    3              515,138.25                  0.09
30                   33            4,514,520.78                  0.81
35                    1              136,108.75                  0.02
36                 1463          189,450,203.68                 33.83
-----------------------------------------------------------------------------------
Total            4,132          $560,007,238.93                100.00%
-----------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

----------------------------------------------------------------------------------
               NUMBER OF
CREDIT SCORE   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RANGE        LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------
500 - 525           21          $  2,578,082.21                 0.46%
526 - 550          178            21,652,016.98                 3.87
551 - 575          428            54,085,061.49                 9.66
576 - 600          486            63,347,475.47                11.31
601 - 625          627            83,489,053.15                14.91
626 - 650          758           105,495,307.59                18.84
651 - 675          632            88,386,926.59                15.78
676 - 700          435            62,140,712.21                11.10
701 - 725          290            39,802,381.73                 7.11
726 - 750          151            21,512,737.52                 3.84
751 - 775           87            12,302,978.30                 2.20
776 - 800           35             4,684,634.57                 0.84
801+                 4               529,871.12                 0.09
----------------------------------------------------------------------------------
Total            4,132          $560,007,238.93               100.00%
----------------------------------------------------------------------------------

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------
                                        COLLATERAL SUMMARY     RANGES (IF APPLICABLE)
---------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                              7,149

TOTAL OUTSTANDING LOAN BALANCE           $900,972,956.94

AVERAGE LOAN PRINCIPAL BALANCE           $    126,027.83     $19,854.10 - $506,087.25

WA COUPON                                           8.16%               6.00% - 12.75%

WA ORIGINAL TERM (MO.)                               344                    120 - 360

WA REMAINING TERM (MO.)                              336                    103 - 358

WA ORIGINAL LTV                                    87.82%             12.12% - 100.00%

WA FICO                                              647

1ST LIENS (%)                                     100.00%

BALLOONS (%)                                        2.09%

LOAN TYPE

     FIXED                                         35.64%
     TEASER                                         2.20%
     2/28 ARM                                      56.90%
     3/27 ARM                                       5.25%

PROPERTY TYPE

     SINGLE FAMILY
     2-4 FAMILY                                    92.99%
     CONDO                                          2.99%
     PUD                                            1.81%
                                                    2.21%
OCCUPANCY STATUS (DT = ALIGNMENT)

     PRIMARY HOME
     INVESTMENT                                    99.33%
     SECOND                                         0.58%
                                                    0.08%
LOAN PURPOSE

     CASH-OUT REFINANCE                            75.15%
     PURCHASE                                      19.10%
     RATE/TERM REFI                                 5.74%

GEOGRAPHIC DISTRIBUTION
                                        MI          8.22%
                                        OH          7.14%
                                        IL          6.37%
---------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

---------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE         ORIGINAL        % OF ORIGINAL
 RANGE OF BALANCES ($)        LOANS      LOAN BALANCE ($)     LOAN BALANCE
---------------------------------------------------------------------------
     $0.01 - $25,000.00          32      $    760,400.66          0.08%
 25,000.01 -  50,000.00         420        17,435,440.42          1.92
 50,000.01 -  75,000.00        1114        71,023,068.42          7.82
 75,000.01 - 100,000.00        1318       115,612,946.49         12.74
100,000.01 - 125,000.00        1213       136,677,930.43         15.06
125,000.01 - 150,000.00        1020       139,638,829.40         15.38
150,000.01 - 175,000.00         668       108,242,151.80         11.93
175,000.01 - 200,000.00         501        93,654,582.47         10.32
200,000.01 - 225,000.00         284        60,349,100.94          6.65
225,000.01 - 250,000.00         203        48,098,109.68          5.30
250,000.01 - 275,000.00         106        27,759,216.28          3.06
275,000.01 - 300,000.00          96        27,547,231.08          3.03
300,000.01 - 322,700.00          53        16,563,412.87          1.82
322,700.01 - 350,000.00          47        15,764,211.78          1.74
350,000.01 - 375,000.00          30        10,863,713.64          1.20
375,000.01 - 400,000.00          34        13,283,703.31          1.46
400,000.01 - 500,000.00           9         3,903,000.00          0.43
500,000.01 - 525,000.00           1           510,000.00          0.06
---------------------------------------------------------------------------
Total                         7,149      $907,687,049.67        100.00%
---------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

------------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE
 RANGE OF BALANCES ($)        LOANS     ORIGINAL LOAN BALANCE ($)    % OF ORIGINAL LOAN BALANCE
------------------------------------------------------------------------------------------------
     $0.01 - $25,000.00          36          $    837,473.99                    0.09%
 25,000.01 -  50,000.00         430            17,798,382.15                    1.98
 50,000.01 -  75,000.00        1116            70,934,543.42                    7.87
 75,000.01 - 100,000.00        1330           116,358,585.06                   12.91
100,000.01 - 125,000.00        1215           136,661,297.24                   15.17
125,000.01 - 150,000.00        1015           138,637,660.02                   15.39
150,000.01 - 175,000.00         683           110,718,136.79                   12.29
175,000.01 - 200,000.00         471            87,955,745.12                    9.76
200,000.01 - 225,000.00         286            60,637,290.12                    6.73
225,000.01 - 250,000.00         201            47,548,652.00                    5.28
250,000.01 - 275,000.00         103            26,988,344.28                    3.00
275,000.01 - 300,000.00          91            26,019,571.26                    2.89
300,000.01 - 322,700.00          58            18,100,985.26                    2.01
322,700.01 - 350,000.00          45            15,152,328.87                    1.68
350,000.01 - 375,000.00          28            10,160,026.88                    1.13
375,000.01 - 400,000.00          31            12,084,060.64                    1.34
400,000.01 - 500,000.00           9             3,873,786.59                    0.43
500,000.01 - 525,000.00           1               506,087.25                    0.06
------------------------------------------------------------------------------------------------
Total                         7,149          $900,972,956.94                  100.00%
------------------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

------------------------------------------------------------------------------------------
                     NUMBER OF
RANGE OF MORTGAGE    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    RATES (%)          LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------------
 6.00% - 6.49%           218          $ 39,609,259.50                    4.40%
 6.50 -  6.99            720           110,003,856.84                   12.21
 7.00 -  7.49            690            95,432,207.57                   10.59
 7.50 -  7.99           1469           194,743,557.64                   21.61
 8.00 -  8.49            978           124,297,670.35                   13.80
 8.50 -  8.99           1356           162,120,353.80                   17.99
 9.00 -  9.49            670            73,333,177.68                    8.14
 9.50 -  9.99            624            63,558,912.31                    7.05
10.00 - 10.49            215            20,260,811.61                    2.25
10.50 - 10.99            136            12,652,159.28                    1.40
11.00 - 11.49             43             3,071,195.67                    0.34
11.50 - 11.99             19             1,304,232.35                    0.14
12.00 - 12.99             11               585,562.34                    0.06
------------------------------------------------------------------------------------------
Total                  7,149          $900,972,956.94                  100.00%
------------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

ORIGINAL TERM    NUMBER OF
 TO MATURITY     MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)        LOANS        DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------------
 97 - 132            102          $  5,360,627.37                  0.59%
133 - 168              8               487,778.74                  0.05
169 - 180            457            44,182,801.41                  4.90
181 - 204              2               149,156.74                  0.02
205 - 240            338            37,475,610.34                  4.16
241 - 276              1                71,028.95                  0.01
277 - 312             32             3,731,694.23                  0.41
313 - 348              3               293,909.45                  0.03
349 - 360           6206           809,220,349.71                 89.82
-------------------------------------------------------------------------------------
Total              7,149          $900,972,956.94                100.00%
-------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

REMAINING
 TERM TO     NUMBER OF
MATURITY     MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)      LOANS        DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------
 97 - 132        103          $  5,407,240.30                   0.60%
133 - 168         66             6,084,713.19                   0.68
169 - 180        398            38,539,254.03                   4.28
181 - 216          4               317,390.13                   0.04
217 - 228         92            12,423,127.26                   1.38
229 - 240        244            24,884,249.69                   2.76
241 - 276          1                71,028.95                   0.01
277 - 312         32             3,731,694.23                   0.41
325 - 336          1                83,256.02                   0.01
337 - 348        714            92,425,936.71                  10.26
349 - 360      5,494           717,005,066.43                  79.58
---------------------------------------------------------------------------------
Total          7,149          $900,972,956.94                 100.00%
---------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING

             NUMBER OF
SEASONING    MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
(MONTHS)      LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------
0 - 6          1,922         $237,844,741.98                  26.40%
7 - 12          4414          561,071,500.82                  62.27
13 - 18          812          101,937,627.19                  11.31
19 - 24            1              119,086.95                   0.01
---------------------------------------------------------------------------------
Total          7,149         $900,972,956.94                 100.00%
---------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

                    NUMBER OF
RANGE OF ORIGINAL   MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  LTV RATIO (%)       LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
 0.01 - 25.00            29         $  1,271,080.00                    0.14%
25.01 - 30.00            19            1,048,250.23                    0.12
30.01 - 35.00            18            1,404,536.03                    0.16
35.01 - 40.00            26            1,479,997.96                    0.16
40.01 - 45.00            37            2,970,542.14                    0.33
45.01 - 50.00            39            3,465,258.96                    0.38
50.01 - 55.00            59            6,512,399.72                    0.72
55.01 - 60.00            85           10,301,761.12                    1.14
60.01 - 65.00           134           14,470,808.16                    1.61
65.01 - 70.00           175           19,936,984.33                    2.21
70.01 - 75.00           342           43,398,775.59                    4.82
75.01 - 80.00         1,102          132,510,811.26                   14.71
80.01 - 85.00           713           90,099,261.70                   10.00
85.01 - 90.00         1,567          194,875,462.62                   21.63
90.01 - 95.00         1,168          159,393,767.86                   17.69
95.01 - 100.00        1,636          217,833,259.26                   24.18
-----------------------------------------------------------------------------------------
Total                 7,149         $900,972,956.94                  100.00%
-----------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                  NUMBER OF
                  MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
OCCUPANCY TYPE      LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------------------------------------------------------------------------
Investor               72        $  5,257,769.85                    0.58%
Primary              7070         894,966,050.08                   99.33
Second Home             7             749,137.01                    0.08
--------------------------------------------------------------------------------------
Total               7,149        $900,972,956.94                  100.00%
--------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                 NUMBER OF
                 MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
PROPERTY TYPE      LOANS       DATE LOAN BALANCE ($)            DATE LOAN BALANCE
--------------------------------------------------------------------------------------
1-4 Family           201           $ 26,929,632.40                  2.99%
Condo                147             16,293,578.71                  1.81
PUD                  110             19,948,791.20                  2.21
Single Family       6691            837,800,954.63                 92.99
--------------------------------------------------------------------------------------
Total              7,149           $900,972,956.94                100.00%
--------------------------------------------------------------------------------------

                                  LOAN PURPOSE

                        NUMBER OF
                        MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    LOAN PURPOSE         LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
Cash-out Refinance        5,323          $677,104,290.28                  75.15%
Purchase                   1351           172,115,930.82                  19.10
Rate-term Refinance         475            51,752,735.84                   5.74
---------------------------------------------------------------------------------------------
Total                     7,149          $900,972,956.94                 100.00%
---------------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                      NUMBER OF
                      MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE      LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------------
Full Doc                6,833         $854,289,434.14                 94.82%
NIQ                       316           46,683,522.80                  5.18
------------------------------------------------------------------------------------------
Total                   7,149         $900,972,956.94                100.00%
------------------------------------------------------------------------------------------

                                  CREDIT GRADE

               NUMBER OF
               MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
CREDIT GRADE     LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------
A+                 964          $127,102,129.86                  14.11%
A                 1099           143,496,837.68                  15.93
B+                1245           166,027,314.75                  18.43
B                 1502           189,890,649.07                  21.08
B-                  17             2,065,784.60                   0.23
C+                1009           123,076,919.31                  13.66
C                  941           108,980,005.62                  12.10
C-                 310            33,381,340.20                   3.71
CX                  59             6,685,751.32                   0.74
NA                   3               266,224.53                   0.03
------------------------------------------------------------------------------------
Total            7,149          $900,972,956.94                 100.00%
------------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    LOAN TYPE

                NUMBER OF
                MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
 LOAN TYPE        LOANS        DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-------------------------------------------------------------------------------------
2/28 Arm          3,769          $512,661,864.34                    56.90%
3/27 Arm            363            47,345,374.59                     5.25
Fix Balloon         155            18,842,494.61                     2.09
Fixed              2689           302,259,524.06                    33.55
Fixed Teaser        173            19,863,699.34                     2.20
-------------------------------------------------------------------------------------
Total             7,149          $900,972,956.94                   100.00%
-------------------------------------------------------------------------------------

                            GEOGRAPHICAL DISTRIBUTION

                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   STATE         LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Alabama            138          $13,975,418.60                   1.55%
Arizona            199           27,302,834.40                   3.03
Arkansas            48            4,270,324.39                   0.47
Colorado           130           24,094,445.78                   2.67
Connecticut        129           20,184,130.11                   2.24
Delaware            39            5,942,670.52                   0.66
Idaho               28            3,012,435.52                   0.33
Illinois           393           57,356,104.96                   6.37
Indiana            448           43,265,026.59                   4.80
Iowa                62            5,779,276.17                   0.64
Kansas              64            6,768,135.15                   0.75
Kentucky           145           14,718,961.02                   1.63
Louisiana          138           14,232,852.76                   1.58
Maine               32            3,974,326.27                   0.44
Maryland           166           30,582,578.74                   3.39
Massachusetts      120           21,778,699.59                   2.42
Michigan           606           74,057,140.30                   8.22
Minnesota          261           39,709,569.09                   4.41
Mississippi         79            7,623,493.92                   0.85

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                  NUMBER OF
                  MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    STATE           LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
-------------------------------------------------------------------------------------
Missouri              271           30,557,277.44                     3.39
Montana                 1              153,203.29                     0.02
Nebraska               47            4,953,545.47                     0.55
Nevada                 65            9,876,890.49                     1.10
New Hampshire          48            7,887,261.49                     0.88
New Jersey            237           37,570,917.30                     4.17
New Mexico             28            3,221,318.06                     0.36
New York              274           43,358,599.69                     4.81
North Carolina        353           42,100,155.53                     4.67
Ohio                  580           64,301,251.32                     7.14
Oklahoma               49            3,658,261.56                     0.41
Oregon                 53            7,579,356.00                     0.84
Pennsylvania          328           35,341,940.47                     3.92
Rhode Island           52            7,151,272.38                     0.79
South Carolina        213           24,331,545.46                     2.70
South Dakota            6              501,051.51                     0.06
Tennessee             328           35,309,631.75                     3.92
Texas                 317           30,928,183.47                     3.43
Utah                   41            6,111,640.32                     0.68
Virginia              293           44,466,266.89                     4.94
Washington             99           16,629,203.16                     1.85
West Virginia          43            3,642,600.06                     0.40
Wisconsin             192           22,035,640.54                     2.45
Wyoming                 6              677,519.41                     0.08
-------------------------------------------------------------------------------------
Total               7,149         $900,972,956.94                   100.00%
-------------------------------------------------------------------------------------

                            TOTAL COLLATERAL SUMMARY

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-2
$[754,078,000] (Approximate)

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

   PREPAY      NUMBER OF
PENALTY TERM   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)       LOANS      DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------
0                1,537         $182,730,825.42                  20.28%
1                    1              183,954.03                   0.02
3                    3              190,313.83                   0.02
4                    1              156,387.52                   0.02
6                    1              114,521.92                   0.01
8                    1               52,717.35                   0.01
12                 246           36,329,752.77                   4.03
21                   1              167,892.71                   0.02
24                1968          270,488,915.98                  30.02
25                   3              515,138.25                   0.06
30                  40            5,571,839.28                   0.62
34                   1               64,148.71                   0.01
35                   1              136,108.75                   0.02
36                3345          404,270,440.42                  44.87
----------------------------------------------------------------------------------
Total            7,149         $900,972,956.94                 100.00%
----------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

               NUMBER OF
CREDIT SCORE   MORTGAGE     STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   RANGE         LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
500 - 525           22          $  2,680,693.38                   0.30%
526 - 550          313            34,689,043.35                   3.85
551 - 575          674            76,976,479.74                   8.54
576 - 600          781            92,503,657.05                  10.27
601 - 625          992           122,533,714.69                  13.60
626 - 650        1,206           154,934,473.41                  17.20
651 - 675        1,049           137,460,532.67                  15.26
676 - 700          856           111,892,334.68                  12.42
701 - 725          592            76,827,630.02                   8.53
726 - 750          341            46,785,207.33                   5.19
751 - 775          216            29,516,995.38                   3.28
776 - 800           96            12,937,918.54                   1.44
801+                11             1,234,276.70                   0.14
-----------------------------------------------------------------------------------
Total            7,149          $900,972,956.94                 100.00%
-----------------------------------------------------------------------------------

--------------------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.